                                                                   EXHIBIT 10.58


                                   INVISA INC.
                               2003 INCENTIVE PLAN
                       NONQUALIFIED STOCK OPTION AGREEMENT


Option Agreement Number:                    N-001

Date of Grant/Award:                        May 13, 2003

Name of Optionee:                           Joseph F. Movizzo

Optionee's Social Security Number:          ###-##-####

Initial Vesting Date:                       June 30, 2003

Initial Exercise Date:                      June 30, 2003

Expiration Date:                            May 12, 2010 (the "Option Term")

        1. Dated as of the above-stated Date of Grant/Award (the "Grant Date") a Stock Option (the "Option") is hereby granted to the above-named Optionee pursuant to the Invisa, Inc. 2003 Incentive Plan (the "Plan"). The Award of this Option conveys to the Participant the right to purchase from Invisa, Inc. (the "Company") up to Eighty Thousand (80,000) shares of Stock (the "Option Shares") under the Plan at an exercise price of $3.00 per share. The Option awarded hereunder is intended to be a nonqualified stock option subject upon its exercise to treatment, for tax purposes, under Section 83 of the Internal Revenue Code, and is specifically not intended to be treated as an Incentive Stock Option as such term is defined under Section 422 of the Internal Revenue Code.

        2. Except as specifically provided herein, the rights of the Optionee, or of any other person entitled to exercise the Option, are governed by the terms and provisions of the Plan. The Option is granted pursuant to the terms of the Plan, which is incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Company shall interpret and construe the Plan and this Option Agreement with respect to any issue arising thereunder or hereunder, and such interpretations and determinations by the Company shall be conclusive and will bind the parties hereto and any other person claiming an interest hereunder.

        3. To the extent not previously exercised, the Option and all rights with respect thereto, shall terminate and become null and void when the Option Term expires.

        4. Following any termination of Service with respect to the Optionee, the Option shall be exercisable only during the following timeframes:

           (a) DISABILITY. If the Optionee's Service terminates because of the Optionee becomes disabled, the Option, to the extent unexercised and exercisable on the date on which Service thus terminated, may be exercised at any time during the twelve (12) month period immediately following the date on which the Optionee's Service thus terminated, but in no event any later than the date the Option Term expires.


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                                                                               2

           (b) DEATH. If Service terminates because the Optionee dies, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service thus terminated, may be exercised at any time during the twelve (12) month period immediately following the date on which the Optionee's Service thus terminated, but in no event any later than the date the Option Term expires. The Optionee's Service shall be deemed to have terminated on account of the Optionee's death if the Optionee dies within three (3) months of the Optionee's termination of Service for any other reason.

           (c) OTHER TERMINATION OF SERVICE. If the Optionee's Service terminates for reasons other than those specifically enumerated, to the extent the Option remains unexercised and exercisable by the Optionee on the date on which the Optionee's Service thus terminated, the Option may be exercised at any time during the three (3) month period immediately following the date on which the Optionee's Service thus terminated, but in no event any later than the date the Option Term expires.

        5. Following the Initial Exercise Date, but subject to such further limitations provided for herein as may apply, the Option shall become exercisable as to all or any part of the Option Shares ("Vested Shares") awarded in accordance with the following Vested Ratio schedule:

          Number of Shares of Stock                       Vesting Date
          -------------------------                       ------------
                     5,000                                 June 30, 2003
                    10,000                             September 30, 2003
                    15,000                              December 31, 2003
                    20,000                               March 31, 2004
                    25,000                                June 30, 2004
                    30,000                             September 30, 2004
                    35,000                              December 31, 2004
                    40,000                               March 31, 2005
                    45,000                                June 30, 2005
                    50,000                             September 30, 2005
                    55,000                              December 31, 2005
                    60,000                               March 31, 2006
                    65,000                                June 30, 2006
                    70,000                             September 30, 2006
                    75,000                              December 31, 2006
                    80,000                               March 31, 2007

        There shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date, except that in the event of a Change in Control, this Option shall be deemed fully vested.

        6. The Option may be exercised with respect to all or any part of the number of Vested Shares by the giving of written notice ("Notice") of the Optionee's intent to exercise to the Company at least five days prior to the date on which exercise is to occur. The Notice shall specify the exercise date and the number of Option Shares as to which the Option is to be exercised. Full payment of the Option exercise price by any of the means of consideration provided for under the Plan shall be made on or before the exercise date specified in the Notice. Such full payment having occurred on or before the



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                                                                               3


exercise date specified in the Notice, or as soon thereafter as is practicable, the Company shall cause to be delivered to the Optionee a certificate or certificates for the Option Shares then being purchased. If the Optionee fails to pay for any of the Option Shares specified in the Notice, or fails to accept delivery of Option Shares, the Optionee's right to purchase such Option Shares may be terminated by the Company.

        7. During the Optionee's lifetime, the Option granted hereunder shall be exercisable only by the Optionee or by any guardian or legal representative of the Optionee, and the Option shall not be transferable except, in the case of the death of the Optionee, by will or by the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process.

        8. The Company may unilaterally amend the Option Award at any time if the Company determines, in its sole discretion, that amendment is necessary or advisable in light of any applicable addition to or change in the Internal Revenue Code, any regulations issued thereunder, or any federal or state securities law or other applicable law or regulation.

        9. Until the date a Stock certificate is issued to an Optionee, an Optionee shall have no rights as a stockholder with respect to the shares of Stock subject to Award under this ISO Agreement, and no adjustments shall be made for dividends of any kind or nature, distributions, or other rights for which the record date is prior to the date such Stock certificate is issued.

        10. The Optionee acknowledges having received and read a copy of the Plan and this Agreement and agrees to comply with all laws, rules and regulations applicable to the Award and to the sale or other disposition of the Stock of the Company received.

        11. In the event the Optionee should cease to be employed by or to provide Services to the Company, the Company hereby reserves a right to repurchase from Optionee, at its sole discretion, any or all shares issued to Optionee under the Plan which have been outstanding in excess of six months. Company is to pay to Optionee under such repurchase the Fair Market Value of the shares on the date of such repurchase and Optionee will, from that point onward, have no further shareholder rights with respect to those shares. The Company hereby reserves a right of first refusal on all the awarded shares which have been outstanding in excess of six months. During this time, prior to selling any shares, the Optionee must notify the Company, in writing, of the terms of the transaction in which the Optionee proposes to sell the shares. Such notice shall be supported by a bona fide formal letter of arrangement.

        The bona fide formal letter of arrangement must include (i) all of the terms of the transaction, (ii) a description of any financing arrangements related to the transaction, and (iii) full disclosure of all parties, whether agent or principal, who are interested in the transaction.

        The Company shall have sixty (60) days to determine if it or other stockholders in the Company will purchase the shares. The Company shall respond by the sixtieth (60th) day after receipt of the Optionee's notice or forfeit its rights under this paragraph.



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                                                                               4


If the Company decides that neither it nor any other stockholders in the Company shall purchase the shares, the Optionee must engage in the transaction as described in the notice provided to the Company within sixty (60) days; otherwise, the Company's first refusal right shall again be applicable to any subsequently proposed sale of the shares.

        12. Any notice to the Company provided for in this Agreement shall be addressed to it in care of its Secretary at its executive offices located at 4400 Independence Court, Sarasota, Florida 34234, and any notice to the Optionee shall be addressed to the Optionee at the address currently shown on the payroll records of the Company. Any notice shall be deemed duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

        IN WITNESS WHEREOF, Invisa, Inc. has caused its duly authorized officers to execute this nonqualified Stock Option Agreement, and the Optionee has placed his or her signature hereon, effective as of the Grant Date.

INVISA, INC.

Attest:



By:      /s/ Stephen A. Michael
    --------------------------------
Title:   President



ACCEPTED AND AGREED TO:


By:      /s/ Joseph F. Movizzo
    --------------------------------
         Joseph F. Movizzo, Optionee

                           LETTER OF INVESTMENT INTENT



Invisa, Inc.
4400 Independence Court
Sarasota, FL  34234

Dear Corporate Personnel:

         In connection with the issuance to me of shares of Common Stock ("Shares") of Invisa, Inc. ("Company") which I may purchase under that certain Stock Option granted to me on May 13, 2003 to which this Letter of Investment Intent is attached ("Option"), I represent the following:

         The Shares are being acquired by me for investment and not with a view to, or for resale in connection with, any distribution of those Shares.

         I intend to hold the Shares issued to me for investment for my own account and I do not presently intend to dispose of all or any part of those Shares.

         I understand that the Shares issued to me will not have been registered under the Securities Act of 1933, as amended (the "Act'), by reason of a specific exemption under the provisions of the Act.

         I understand that: the Company has no obligation to me to register any or all the Shares under the Act for distribution.

         I understand and accept that an investment in the Company involves a high degree of risk and is only suitable for investors willing and able to accept the long-term and non-transferable nature of the investment and the potential risk that the entire amount invested may be lost.

         I have engaged an investor representative or I am a sophisticated businessperson and investor and have the experience and knowledge necessary to enable me to evaluate the risks and merits involved in the purchase of the Company's stock.

         Because of my or my investor representative's business knowledge and experience, I do not require a formal disclosure document, prospectus or private placement memorandum in connection with the purchase of the Company's stock.


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         I or my investor representative are relying upon our own independent investigation in connection with the purchase of the Company's stock. In connection therewith, I have had access to all books and financial records of the Company, all materials, contracts and documents relating to the Company, and the right to ask questions of officers, directors, consultants and other parties associated with the Company.

         I or my investor representative have sufficient knowledge and experience in financial and business matters to evaluate the potential risk of this investment and that I have been afforded access to all information concerning the Company that I have reasonably requested.

         I have received the following right of rescission disclosure from the
Company:

              THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT. EACH OFFEREE WHO IS A FLORIDA RESIDENT SHOULD BE AWARE THAT SECTION 517.061(11)(a)5 OF THE FLORIDA SECURITIES ACT PROVIDES AS FOLLOWS: "WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN THIS STATE, ANY SALE IN THIS STATE MADE PURSUANT TO THIS SUBSECTION IS VOIDABLE BY THE PURCHASER IN SUCH SALE EITHER WITHIN 3 DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER."

I agree as follows:

         In the event of an Initial Public Offering of the Company's stock, the Shares issued to me shall be subject to any Lock-Up Agreement agreed to by the Company and imposed by the underwriter upon the holders of the Company's stock. I agree to enter and execute any such documents as may be reasonably necessary to effectuate such Lock-Up Agreement required by the underwriter engaged by the Company. I further agree that my failure to execute such Lock-Up Agreement within twenty days of tender of such Lock-Up Agreement to me shall entitle the Company to repurchase my Shares for the purchase price I paid per share.

         The Shares may not be sold, assigned, transferred, conveyed, pledged, or hypothecated to any party without, at the Company's option, an opinion from securities counsel for the Company or counsel for me if acceptable to the Company that such transfer or conveyance does not violate federal or applicable state securities laws or in the alternative, a Registration Statement is in effect with the Securities and Exchange Commission and applicable state securities departments covering said conveyance.

         The following legends shall be placed on the certificate or certificates delivered to me or any substitute therefor:

"THE SHARES OF STOCK (THE "SHARES") EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, RIGHT OF REPURCHASE, AND LOCK-UP PROVISIONS (COLLECTIVELY THE "RESTRICTIONS") CONTAINED IN AN AGREEMENT ENTERED INTO BY THE CORPORATION AND THE NAMED HOLDER OF THIS CERTIFICATE ("AGREEMENT"). THE SHARES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED OR HYPOTHECATED TO ANY PARTY EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS CONTAINED IN THE AGREEMENT. A COPY OF THE RESTRICTIONS CONTAINED IN THE AGREEMENT IS AVAILABLE FROM THE CORPORATION WITHOUT CHARGE UPON REQUEST.

THE SHARES OF STOCK (THE "SHARES") EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAW. NO RESALES, PLEDGES, HYPOTHECATIONS OR OTHER TRANSFERS OF THE SHARES EVIDENCED BY THIS CERTIFICATE SHALL BE MADE AT ANY TIME WHATSOEVER, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UPON THE ISSUANCE OF A FAVORABLE OPINION OF THE CORPORATION'S LEGAL COUNSEL OR OF LEGAL COUNSEL ACCEPTABLE TO THE CORPORATION THAT THE RESALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER OF SUCH SHARES SHALL NOT BE IN VIOLATION OF THE ACT, OR ANY STATE SECURITIES ACT."

         The Company may place a stop-transfer order with the Company's transfer agent prohibiting transfer of the Shares until the above conditions and terms have been fulfilled.

         The Company's obligation to issue shares to me under the Option is contingent upon my signing and delivering to the Company this Letter of Investment Intent simultaneously with the purchase price for the shares.

         I understand and agree that my representations and warranties and agreements in this Letter of Investment Intent shall survive the closing of the share purchase and issuance transactions between me and the Company resulting from my exercise(s) of the Option.

Very truly yours,                          ACCEPTED:
                                           Invisa, Inc.



                                           By:
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